UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2005

INTEGRAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-18603	52-1267968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Philadelphia Way, Lanham, Maryland 20706-4417

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (301) 731-4233

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On March 19, 2005 Integral Systems, Inc. received notice from the SMC (Space and Missile Systems Center) contracts office to resume work on the RAIDRS (Rapid Attack Identification Detection Reporting System) program previously described in a Form 8-K filing dated March 1, 2005. Work was previously suspended on this contract when one of the other bidders contested Integral Systems’ small business status. The SBA has now determined that Integral Systems does qualify as a small business under the terms of the procurement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL SYSTEMS, INC.

By:	/s/ Steven R. Chamberlain
Steven R. Chamberlain
Chairman and Chief Executive Officer

Date: March 21, 2005